Exhibit 21.1

Subsidiary Information

As of February 29, 2012

Company	Jurisdiction of Incorporation	Doing Business As
PharmaSwiss SA	Albania	PharmaSwiss SA

DermaTech Party, Ltd.	Australia	DermaTech Party, Ltd.
Ganehill North America Pty Ltd.	Australia	Ganehill North America Pty Ltd.
Ganehill Pty Ltd.	Australia	Ganehill Pty Ltd.
Hissyfit International Pty. Limited	Australia	Hissyfit International Pty. Limited
iNova Pharmaceuticals (Australia) Pty Limited	Australia	iNova Pharmaceuticals (Australia) Pty Limited
iNova Sub Pty Limited	Australia	iNova Sub Pty Limited
Private Formula International Holdings Pty. Limited	Australia	Private Formula International Holdings Pty. Limited
Private Formula International Pty. Limited	Australia	Private Formula International Pty. Limited
Valeant Holdco2 Pty Ltd	Australia	Valeant Holdco2 Pty Ltd
Valeant Holdco3 Pty Ltd	Australia	Valeant Holdco3 Pty Ltd
Valeant Pharmaceuticals Australasia Pty. Ltd.	Australia	Valeant Pharmaceuticals Australasia Pty. Ltd.
Wirra IP Pty Limited	Australia	Wirra IP Pty Limited
Wirra Holdings Pty Limited	Australia	Wirra Holdings Pty Limited
Wirra Operations Pty Limited	Australia	Wirra Operations Pty Limited

Biovail Insurance Incorporated	Barbados	Biovail Insurance Incorporated
Biovail Laboratories International (Barbados) SRL	Barbados	Biovail Laboratories International (Barbados) SRL
Hythe Property Incorporated	Barbados	Hythe Property Incorporated
Valeant Holdings (Barbados) SRL	Barbados	Valeant Holdings (Barbados) SRL
Valeant International (Barbados) SRL	Barbados	Valeant International (Barbados) SRL

PharmaSwiss BH drustvo za trgovinu na veliko d.o.o	Bosnia	PharmaSwiss BH drustvo za trgovinu na veliko d.o.o

PharmaSwiss EOOD	Bulgaria	PharmaSwiss EOOD

Bunker Indústria Farmacêutica Ltda.	Brazil	Bunker Indústria Farmacêutica Ltda.
Instituto Terapêutico Delta Ltda.	Brazil	Instituto Terapêutico Delta Ltda.
LaBenne Participacoes Ltda.	Brazil	LaBenne Participacoes Ltda.
Probiotica Laboratories Ltda.	Brazil	Probiotica Laboratories Ltda.
Valeant Farmaceutica do Brasil Ltda.	Brazil	Valeant Farmaceutica do Brasil Ltda.

Agnes Pharmaceutical Products Inc.	Canada	Agnes Pharmaceutical Products Inc.
Biovail Technologies West Ltd.	Ontario (Canada)	Biovail Technologies West Ltd.
Laboratorie Dr Renaud Inc.	Canada	Laboratorie Dr Renaud Inc.
Valeant Canada GP Limited	Canada	Valeant Canada GP Limited
Valeant Canada Holdings Limited	Canada	Valeant Canada Holdings Limited
Valeant Canada Limited	Canada	Valeant Canada Limited
Valeant Canada LP	Canada	Valeant Canada LP
V-BAC Holding Corp.	Canada	V-BAC Holding Corp.
Vital Science Corp.	Canada	Vital Science Corp.

PharmaSwiss drustvo s ogranicenom odgovornoscu za trgovinu I usluge	Croatia	PharmaSwiss drustvo s ogranicenom odgovornoscu za trgovinu I usluge

PharmaSwiss Ceska republika s.r.o.	Czech Republic	PharmaSwiss Ceska republika s.r.o.
Valeant Czech Pharma s.r.o.	Czech Republic	Valeant Czech Pharma s.r.o.

PharmaSwiss Eesti OU	Estonia	PharmaSwiss Eesti OU

Pharma Pass SAS	France	Pharma Pass SAS

bioskin GmbH	Germany	bioskin GmbH

PharmaSwiss Hellas S.A.	Greece	PharmaSwiss Hellas S.A.

iNova Pharmaceuticals (Hong Kong) Limited	Hong Kong	iNova Pharmaceuticals (Hong Kong) Limited

Csatarka Irodahaz Ltd.	Hungary	Csatarka Irodahaz Ltd.
PharmaSwiss Magyarorszag Kereskedelmi Karlatolt Felelossegu Tarsasag	Hungary	PharmaSwiss Magyarorszag Kereskedelmi Karlatolt Felelossegu Tarsasag
Valeant Pharma Hungary Commercial LLC	Hungary	Valeant Pharma Hungary Commercial LLC

Biovail International Holdings Limited	Ireland	Biovail International Holdings Limited
Biovail Technologies (Ireland) Limited	Ireland	Biovail Technologies (Ireland) Limited

PharmaSwiss Israel Ltd.	Israel	PharmaSwiss Israel Ltd.

PharmaSwiss SA, SH.P.K.	Kosovo	PharmaSwiss SA, SH.P.K.

PharmaSwiss Latvia	Latvia	PharmaSwiss Latvia

AB Sanitas	Lithuania	AB Sanitas
UAB PharmaSwiss	Lithuania	UAB PharmaSwiss

Biovail International S.a.r.l.	Luxembourg	Biovail International S.a.r.l.

PHARMASWISS DOOEL Skopje	Macedonia	PHARMASWISS DOOEL Skopje

Aton Malta Ltd.	Malta	Aton Malta Ltd.

Laboratorios Grossman, S.A.	Mexico	Laboratorios Grossman, S.A.
Logistica Valeant, S.A. de C.V	Mexico	Logistica Valeant, S.A. de C.V
Nysco de Mexico, S.A. de C.V.	Mexico	Nysco de Mexico, S.A. de C.V.
Tecnofarma, S.A. de C.V.	Mexico	Tecnofarma, S.A. de C.V.
Valeant Farmaceutica, S.A. de C.V.	Mexico	Valeant Farmaceutica, S.A. de C.V.

Valeant Dutch Holdings B.V.	Netherlands	Valeant Dutch Holdings B.V.

iNova Pharmaceuticals (New Zealand) Limited	New Zealand	iNova Pharmaceuticals (New Zealand) Limited
Valeant Pharmaceuticals New Zealand Limited	New Zealand	Valeant Pharmaceuticals New Zealand Limited

Valeant Farmacuetica Panama S.A.	Panama	Valeant Farmacuetica Panama S.A.

ICN Polfa Rzeszow S.A.	Poland	ICN Polfa Rzeszow S.A.
Emo-Farm spólka z ograniczona odpowiedzialnoscia	Poland	Emo-Farm spólka z ograniczona odpowiedzialnoscia
Jelfa S.A.	Poland	Jelfa S.A.
Laboratorium Farmaceutyczne Homeofarm spólka z ograniczona odpowiedzialnoscia	Poland	Laboratorium Farmaceutyczne Homeofarm spólka z ograniczona odpowiedzialnoscia
PharmaSwiss spólka z ograniczona odpowiedzialnoscia	Poland	PharmaSwiss spólka z ograniczona odpowiedzialnoscia
Sanitas Pharma S.A.	Poland	Sanitas Pharma S.A.
Valeant IPM spólka z ograniczona odpowiedzialnoscia	Poland	Valeant IPM spólka z ograniczona odpowiedzialnoscia

SC PharmaSwiss Medicines SRL	Romania	SC PharmaSwiss Medicines SRL
SC Valeant Romania SRL	Romania	SC Valeant Romania SRL

PharmaSwiss d.o.o. Serbia & Montenegro	Serbia & Montenegro	PharmaSwiss d.o.o. Serbia & Montenegro

iNova Pharmaceuticals (Singapore) Pte Limited	Singapore	iNova Pharmaceuticals (Singapore) Pte Limited
Valeant Development Company Pte. Ltd.	Singapore	Valeant Development Company Pte. Ltd.
Valeant Global Pte. Ltd.	Singapore	Valeant Global Pte. Ltd.
Valeant Singapore Pte. Ltd.	Singapore	Valeant Singapore Pte. Ltd.
Wirra International Bidco Pte Limited	Singapore	Wirra International Bidco Pte Limited
Wirra International Holdings Pte Limited	Singapore	Wirra International Holdings Pte Limited

PharmaSwiss s.r.o.	Slovak Republic	PharmaSwiss s.r.o.
Sanitas Pharma SA	Slovak Republic	Sanitas Pharma SA
Valeant Slovakia s.r.o.	Slovak Republic	Valeant Slovakia s.r.o.

PharmaSwiss d.o.o., Ljubljana	Slovenia	PharmaSwiss d.o.o., Ljubljana

iNova Pharmaceuticals (Pty) Limited	South Africa	iNova Pharmaceuticals (Pty) Limited

Biovail SA	Switzerland	Biovail SA
fX Life Sciences AG	Switzerland	fX Life Sciences AG
PharmaSwiss SA	Switzerland	PharmaSwiss SA

iNova Pharmaceuticals (Thailand) Ltd.	Thailand	iNova Pharmaceuticals (Thailand) Ltd.

Amarin Pharmaceuticals, Inc.	Delaware (US)	Amarin Pharmaceuticals, Inc.
Aton Pharma, Inc.	Delaware (US)	Aton Pharma, Inc.
Audrey Enterprise, LLC	Delaware (US)	Audrey Enterprise, LLC
Biovail Americas Corp.	Delaware (US)	Biovail Americas Corp.
Biovail NTI Inc.	Delaware (US)	Biovail NTI Inc.
Cold-FX Pharmaceuticals (USA) Inc.	Delaware (US)	Cold-FX Pharmaceuticals (USA) Inc.
Coria Laboratories, Ltd.	Delaware (US)	Coria Laboratories, Ltd.
Dow Pharmaceuticals Sciences, Inc.	Delaware (US)	Dow Pharmaceuticals Sciences, Inc.
Dr. LeWinn’s Private Formula International, Inc.	California (US)	Dr. LeWinn’s Private Formula International, Inc.
Eyetech Inc.	Delaware (US)	Eyetech Inc.
Hawkeye Spectrum Corp.	Delaware (US)	Hawkeye Spectrum Corp.
ICN Southeast, Inc.	Delaware (US)	ICN Southeast Inc.
Oceanside Pharmaceuticals, Inc.	Delaware (US)	Oceanside Pharmaceuticals, Inc.
Prestwick Pharmaceuticals, Inc.	Delaware (US)	Prestwick Pharmaceuticals, Inc.
Princeton Pharm Holdings, LLC	Delaware (US)	Princeton Pharm Holdings, LLC
Private Formula Corp.	California (US)	Private Formula Corp.
Renaud Skin Care Laboratories, Inc.	New York (US)	Renaud Skin Care Laboratories, Inc.
Valeant Biomedicals, Inc.	Delaware (US)	Valeant Biomedicals, Inc.
Valeant Pharmaceuticals International	Delaware (US)	Valeant Pharmaceuticals International
Valeant Pharmaceuticals North America LLC	Delaware (US)	Valeant Pharmaceuticals North America LLC
Vax Holdings, Inc.	Delaware (US)	Vax Holdings, Inc.

Biovail UK Ltd.	United Kingdom	Biovail UK Ltd.
Dr. LeWinn’s International Ltd.	United Kingdom	Dr. LeWinn’s International Ltd.

In accordance with the instructions of Item 601 of Regulation S-K, certain subsidiaries are omitted from the foregoing table.